CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
OF QUARTERLY REPORT ON FORM 10-QSB/A
OF SIONIX CORPORATION
FOR THE QUARTER ENDED DECEMBER 31, 2007

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of Sionix, Inc. (the “Company”) does hereby certify, to such officer’s knowledge, that:

(a)
Amendment no. 1 to the quarterly report on Form 10-QSB for the period ended December 31, 2007 of the Company fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

(b)	Information contained in amendment no. 1 to the quarterly report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 18, 2009	/s/ James J. Houtz James J. Houtz Chief Executive Officer
February 18, 2009	/s/ Rodney Anderson Rodney Anderson Chief Financial Officer